LEASE CONTRACT


     This Lease Contract (the "Lease") is made and entered into as of May 1, 2005, by and between Gur Parsaad Properties, Ltd., a Texas limited partnership (hereinafter called "Lessor"), and CCI Telecom, Inc., a Nevada corporation ("CCI") and Charys Holding Company, Inc., a Delaware corporation ("Charys") (CCI and Charys being hereinafter collectively called "Lessee").

                                   WITNESSETH:
                                   ----------

     In consideration of the mutual covenants as set forth herein, Lessor and Lessee hereby agree as follows:

1.   LEASED  PREMISES.
     -----------------

     Lessor hereby leases to Lessee and Lessee hereby leases from Lessor that certain approximately 12,180 square foot single story building, and an approximately 14,241 square foot warehouse, more commonly collectively known as 19240 Redland Road, San Antonio, Texas 78259 (hereinafter called "Building"), together with the premises more particularly described on Exhibit A, together with all additional improvements located thereon (hereinafter collectively called "Leased Premises").

2.   LEASE  TERM.
     ------------

     Subject to and upon the conditions as set forth herein, this Lease shall continue in force for a term (the "Lease Term") of ten (10) years (120 months) commencing on May 1, 2005 (the "Commencement Date") and shall terminate on April 30, 2015 (the "Termination Date").

3.   USE.
     ----

     A. The Leased Premises are to be used and occupied by Lessee solely for the purpose of office, light assembly and storage associated with business of Lessee or for any other lawful purpose.

     B. To the extent such matters are within Lessee's reasonable control, Lessee agrees not to commit or suffer to be committed on the Leased Premises any nuisance or other act or thing against public policy or which violates any law or governmental regulation.

     C. Lessee will not use or occupy these Leased Premises for any unlawful or hazardous purpose; or maintain or permit the maintenance of any public or private nuisance.


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     D.   Lessee  shall  comply  with  the  rules and regulations related to the
          Leased  Premises  set  forth  in  Exhibit  B.

4.   BASE RENTAL OVER THE LEASE TERM HEREOF.
     ---------------------------------------

     A. Lessee hereby agrees to pay without demand, deduction, abatement or set off a base annual rental ("Base Annual Rental") equal to Two Hundred Nineteen Thousand Nine Hundred Ninety-Six and No/100 Dollars ($219,996.00), payable in twelve (12) equal monthly installments of Eighteen Thousand Three Hundred Thirty-Three and No/100 Dollars ($18,333.00). Such Base Annual Rental shall be due and payable on the first day of each calendar month during the term of this Lease and Lessee hereby agrees to so pay such rent to Lessor at Lessor's address as provided herein (or such other address as may be designated by Lessor in writing from time to time) monthly in advance without demand. If the term of this Lease Agreement as heretofore established commences on other than the first day of a month or ends on other than the last day of a month, then the installment of Base Annual Rental for such partial calendar month shall be prorated and the installment so prorated shall be paid in advance. All installments of Base Annual Rental more than five (5) days past due shall bear interest at twelve percent (12%) per annum until paid, commencing on the sixth day after the installment is due and payable.

     B. Lessee hereby agrees to pay without demand, deduction, abatement or set off additional annual rent ("Additional Rent") equal to Twelve Thousand and No/100 Dollars ($12,000.00), payable in twelve (12) equal monthly installments of One Thousand and No/100 Dollars ($1,000.00), for the administrative cost of managing the Leased Premises. Such Additional Rent shall be due and payable on the first day of each calendar month during the term of this Lease and Lessee hereby agrees to pay such Additional Rent to Lessor (or Lessor's agent) at Lessor's address as provided herein (or such other address as may be designated by Lessor in writing from time to time) monthly in advance without demand. If the term of this Lease Agreement as heretofore established commences on other than the first day of a month or ends on other than the last day of a month, then the installment of Additional Rent for such partial calendar month shall be prorated and the installment so prorated shall be paid in advance. All installments of Additional Rent more than five (5) days past due shall bear interest at twelve percent (12%) per annum until paid, commencing on the sixth day after the installment is due and payable.

     C. For the purposes hereof, a "Lease Year" shall mean each consecutive twelve-month period commencing on May 1 and ending on April 30. For the Lease Years commencing on May 1, 2007 and beyond, Base Annual Rental for each such Lease Year shall be adjusted by the change in the


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          Consumer  Price  Index from the immediately preceding Lease Year using the formula as set out herein. At the end of each of the second through ninth Lease Years of the Lease Term, the Base Annual Rental for the next succeeding Lease Year shall be increased by the percentage increase from the Base Consumer Price Index to the Consumer Price Index, where "Consumer Price Index" is the Consumer Price Index for the month of April of the just-ended Lease Year, and the "Base
          Consumer Price Index" is the Consumer Price Index for April of the previous Lease Year. The new Base Annual Rental for each year shall be paid in equal monthly installments. For the avoidance of doubt and by way of example only, if the Consumer Price Index for April 2006 is 100, and the Consumer Price Index for April 2007 is 105, then the Base Annual Rental for the Lease Year commencing May 1, 2007 would be $230,995.80, payable in equal monthly installments of $19,249.65. As used herein, Consumer Price Index shall mean and refer to that table in the Consumer Price Index published by the United States Department of Labor, Bureau of Labor Statistics, now known as the "Consumer Price Index" for all Urban Consumers (Index 1982-1984=100). In no event shall the next Lease Year's Base Annual Rental be less than the Base Annual Rental for the prior Lease Year. Both Lessor and Lessee agree that commencing in April 2008, if the April Consumer Price Index for the then-current year has not been determined when May rent is due, Lessee will pay the monthly installment of Base Annual Rental in the same amount as the previous month until the April Consumer Price Index has been determined, and commencing on the next succeeding due date of a regular monthly installment of Base Annual Rental Lessee shall pay the newly determined monthly installment amount of Base Annual Rental, together with the difference between the new amount and the old amount for months paid prior to the availability of the April Consumer Price Index.

          In the event that a substantial change is made by the Department of Labor in the method of establishing such Consumer Price Index, then the Consumer Price Index as utilized herein shall be adjusted to the figure that would have resulted had no change occurred in the manner of computing such Consumer Price Index. In the event that such Consumer Price Index (or a successor substitute index) is no longer published, a reliable governmental or other nonpartisan publication, evaluating the information previously used in determining the Consumer Price Index, shall be used in lieu of such Consumer Price Index.

5.   SECURITY  DEPOSIT.
     ------------------

     The provisions hereof are subject in all respects to Exhibit "C" attached hereto and made a part hereof as if set forth herein verbatim. Lessee shall deposit with Lessor simultaneously with the full execution of this Lease, the amount of One Hundred Nine Thousand Nine Hundred Ninety-eight and No/100 Dollars ($109,998) as a security


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
deposit (herein so called). Provided Lessee is not in default in the payment of Base Annual Rental, Additional Rent or any other charges due Lessor, and further provided the Leases Premises are surrendered in as good a condition as exists on the date hereof, reasonable wear and tear excepted, and except as set forth and described further on Exhibit "C" which provides for a portion of the security deposit to be earlier returned to Lessee, said security deposit shall be returned to Lessee within ten (10) days after the expiration or earlier termination of this Lease. Notwithstanding the foregoing, the full or partial return by Lessor to Lessee of the security deposit shall at no time be deemed to constitute a waiver by Lessor of any of Lessee's obligations under this Lease, or an acknowledgment by Lessor that any such obligations are limited to the amount, if any, of the security deposit retained by Lessor. If Lessee is in default or is otherwise indebted to Lessor hereunder or if the Leased Premises are not left in the condition above-described, or if Lessee has failed or refused to remove Lessee's personal property from the Leased Premises after the expiration or earlier termination of this Lease within a reasonable period of time after Lessor's written request to do so, then the security deposit shall be applied to the extent available on account of sums due Lessor or the cost of repairing damages to the Leased Premises or to remove Lessee's personal property. In the event the funds deposited with Lessor as the security deposit are applied during the Lease Term on account of sums due Lessor or to the cost of repairing damages the cost of which is to be borne by Lessee hereunder, the Lessee shall, within fifteen (15) days after written demand by Lessor, deposit with the Lessor additional funds to restore the security deposit to its original amount (or such lesser amount as is applicable after application of the provisions of Exhibit "C" hereto). In the event of the sale or transfer of Lessor's interest in the Leased Premises, Lessor shall transfer the security deposit to such purchaser or transferee and notify Lessee in writing thereof, in which event such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Lessor, including the return of the security deposit, and thereafter Lessee shall look only to the new Lessor for the return of the security deposit and Lessor shall thereupon be released from all liability to Lessee for the return of such security deposit. Lessee shall not be entitled to any interest on the security deposit, and Lessor shall not be required to segregate the security deposit and may commingle the security deposit with other funds of Lessor.

6.   RESPONSIBILITIES  OF  LESSEE  AND  LESSOR.
     ------------------------------------------

     In addition to all other responsibilities of Lessee and Lessor as set forth in this Lease Agreement, Lessee and Lessor, respectively, shall also have the following responsibilities at Lessee's expense during the Lease Term.

     A.   Repair  and  Maintenance.  Lessee  accepts  the  Building  and  Leased
          -------------------------
          Premises and all fixtures, systems, and equipment in their "AS IS" condition. Lessee shall be responsible for all maintenance, repairs and replacements necessary to the Building and Leased Premises including, but not limited to, the roof, foundation and exterior walls and Building structure and HVAC system(s). Lessee will not damage the Leased Premises or the Building and will maintain the Leased Premises in as


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          clean,  attractive  condition  and  in  good  repair  as exists on the commencement date of this Lease (reasonable wear and tear, and, subject to the provisions of Section 7 hereinbelow, casualty and Acts of God, excepted). Lessee shall be responsible for all janitorial service to the extent it desires same. Upon termination of the Lease, Lessee will surrender and deliver the Leased Premises in good order and repair, excepting ordinary wear and tear, casualty and Acts of God, free and clear of all debris, materials and equipment. If Lessee fails to make a repair within thirty (30) days after receipt of written notice of such failure from Lessor, Lessor may (but shall not be required to) repair the same and be reimbursed by Lessee for the reasonable costs so incurred by Lessor. Lessee will promptly give Lessor written notice of any damage in the Leased Premises.

     B.   Utilities. Lessee shall be responsible for the cost and payment of all
          ----------
          utilities provided to the Leased Premises including, but no limited to, electric, gas, water, heating, lighting and air conditioning.

     C.   Taxes.
          ------

          (1) In addition to the Base Annual Rental, Lessee agrees to pay prior to delinquency all real estate taxes, assessments, and governmental charges of any kind or nature on the above described Leased Premises during the Lease Term. Any partial tax years or taxes relating to partial Lease Years shall be prorated on a daily basis based on a 365-day year. Lessor shall furnish Lessee with the tax statements promptly upon Lessor's receipt thereof. Lessee further agrees to pay prior to delinquency all taxes assessed and required to be paid by the reason of the personal property owned or leased by Lessee and located upon and within the Leased Premises, and to provide proof of such payment to Lessor prior to the date upon which any such taxes would become delinquent.

          (2) Lessee may contest assessments and valuations affecting the Leased Premises, at its sole expense, in connection with which, Lessor shall provide reasonable cooperation including a power of attorney for such purposes. Lessor shall promptly upon receipt thereof forward to Lessee all tax appraisals and valuation notices received by Lessor pertaining to the Leased Premises. Lessee may contest any tax, levy, rate or other charge which it shall be required to pay hereunder. In the event of any such contest, failure by Lessee to pay the same, prior to delinquency, shall not constitute a default hereunder, providing, however, that Lessee (i) prior to the delinquency date of the amount to be contested, advises Lessor and any mortgagee of the Leased Premises, the identity of which Lessee has received written notice, of Lessee's intention to make


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
               the contest and the grounds therefor, and upon written request of the Lessor or the mortgagee furnishes Lessor and the mortgagee a security bond or letter of credit securing 100% of the amount in contest or other comparable security as is reasonably acceptable to the Lessor and mortgagee for the amount in contest, together with any and all late charges, interest, costs and other expenses which may be assessed against the Leased Premises in the event the Lessee's contest is unsuccessful, and (ii) upon the final resolution of such contest shall pay the amount of any such tax, levy, rate or other charge if and to the extent required, including any and all penalties, interest, costs and other charges thereon, in sufficient time to prevent a tax forfeiture, tax foreclosure or levy upon the Leased Premises. In no event however, shall the Lessee fail to pay such sums within thirty days after a final and non-appealable decision is made in the contest. The decision shall be deemed final and non-appealable if there shall be no further avenues of appeal or the Lessee shall fail to perfect an appeal to the proper court or other judicial body. If Lessee has furnished security to Lessor for the amount in contest as set forth above, Lessor shall cooperate with Lessee to allow Lessee to use such security for payment of the tax upon such final resolution.

7.   FIRE  OR  OTHER  CASUALTY.
     --------------------------

     A. The parties hereto mutually agree that if at any time during the Lease Term the Leased Premises or any portion of the Building are partially destroyed by fire or other casualty covered by the fire and extended coverage insurance to be carried by Lessee under the terms hereof, then Lessor shall repair and restore the Leased Premises and the Building as soon as it is reasonably practicable (but shall commence same within sixty (60) days complete same in no event more than seven
          (7) months after the date of the casualty, subject to force majeure matters), to substantially the same condition in which the Leased Premises and the Building were before such damage. Provided, however, that if Lessor reasonably determines that the Leased Premises are completely destroyed or so badly damaged that repairs cannot be commenced within sixty (60) days and completed within seven (7) months thereafter, then this Lease shall be terminable as the date of the occurrence of the damage or destruction by either party hereto serving written notice upon the other. Notwithstanding the foregoing, if the casualty occurs after the first three (3) months of the Lease term, and Lessee cannot reasonably use the Premises for the purpose provided herein, or if Lessor does not commence reconstruction within sixty
          (60)  days and/or thereafter complete such reconstruction within seven
          (7) months after the date of casualty, Lessee at its option may terminate this Lease by written notice to Lessor. Notwithstanding the


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
          foregoing, Lessor shall only be obligated to repair the Leased Premises to the extent of the insurance money available to Lessor for such repairs.

     B. If the Leased Premise are completely destroyed or so damaged by fire or other casualty covered by the fire and extended coverage insurance to be carried by Lessee under the terms hereof that it cannot reasonably be used by Lessee for the purposes herein provided and this Lease is not terminated as above provided, then there shall be a total abatement or rent until the Leased Premises are made usable. In the event the Leased Premises are partially destroyed or damaged by fire or other hazard so that the Leased Premises can be only partially used by Lessee for the purposes herein provided, then there shall be a partial abatement in the rent corresponding to the time and extent to which the Leased Premises cannot be used by Lessee.

     C. Notwithstanding anything to the contrary contain herein, if the Leased Premises shall be completely destroyed or damaged by fire or other casualty resulting from the intentional acts or gross negligence of Lessee, or the agents or employees of Lessee, then such damage shall be repaired by and at the expense of Lessee, after application of all insurance recovered under the direction and supervision of Lessor, and rent shall continue without abatement.

8.   COMPLIANCE  WITH  LAWS.
     -----------------------

     Lessee will comply at its cost with all Federal, state, municipal and other laws, ordinances, local restrictive covenants, and rules and regulations applicable to the Leased Premises with respect to the business conducted therein by Lessee, including, but not limited to, Lessee shall at its cost make any alteration required by reason of the Americans With Disabilities Act ("ADA"). Lessor shall not be responsible to Lessee for the disruption caused by reason of any such alterations and there shall be no abatement or reduction in the rentals by reason of such alterations.

9.   IDEMNITY  AND  HOLD  HARMLESS.   Lessee  covenants that Lessor shall not be
     -----------------------------
liable to Lessee or to Lessee's agents, employees, customers or invitees for any injury to person or damage to property, including consequential loss or damage, arising out of the use, occupancy or enjoyment of the Leased Premises by Lessee or any person therein or holding under Lessee. Lessee hereby agrees, as part of the material consideration for this Lease, to indemnify and save Lessor harmless from all claims, actions, demands, costs and expenses and liability whatsoever, including reasonable attorney's fees, on account of any such injury, loss, damage or liability, and from all liens, claims and demands occurring in, on or at any portion of the Leased Premises or arising out of the use, occupancy, or enjoyment of any portion of the Leased Premises or its facilities by Lessee or anyone holding under Lessee, or any repairs or alterations which Lessee may make upon the Leased Premises.


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
10.  ALTERATIONS,  ADDITIONS  AND  IMPROVEMENTS.
     -------------------------------------------

     Lessee covenants and agrees not to permit the Leased Premises to be used for any purpose other than that stated in the Use clause hereof, or make or allow to be made any alternations or physical additions in or to the Leased Premises which are in each instance in excess of Ten Thousand and No/100 Dollars ($10,000.00) or make any material alterations to the structural, mechanical or electrical components serving the Leased Premises without first obtaining the written consent of Lessor, which written consent shall not be unreasonably withheld or delayed. Any and all permanent alterations, additions, and improvements (including without limitation, partitions, wall-to-wall carpeting, paneling, wall coverings and any other article permanently attached or affixed to the floor, wall, or ceiling of the Building, but excluding Lessee's unattached and removable trade fixtures, office supplies, furniture and equipment) shall immediately upon the installation or construction thereof, or attachment or affixing thereto, become the property of Lessor, at Lessor's option, and if costing in excess of $10,000 or constituting a material alteration, shall (i) be installed in accordance with plans and specifications approved in advance by Lessor, (ii) be installed strictly in accordance with all laws and ordinances relating thereto, and (iii) remain upon and be surrendered with the Leased Premises as a part thereof at the expiration or sooner termination of this Lease, Lessee hereby waiving all rights to any payment, credit or compensation therefor. Lessee may remove its removable trade fixtures, office supplies, furniture, inventory, raw materials and equipment provided (a) such removal is made prior to the expiration or termination of the Lease Term; and (b) Lessee promptly repairs all damage caused by such removal in a good and workmanlike manner using materials of similar quality to those being repaired prior to the expiration or sooner termination of the Lease Term, and if Lessee fails to remove the same prior to the expiration or termination of the Lease Term, such unattached and removable trade fixtures, office supplies, furniture and equipment, at the election of Lessor, shall automatically become the property of Lessor, Lessee hereby waiving all right to any payment, credit or compensation therefor and all rights thereto, unless the failure to remove such items is subject to an agreement between Lessor and Lessee or is as a result of Lessor's taking possession of same or denying access to same.

11.  ASSIGNMENT  AND  SUBLETTING.
     ----------------------------

     A. Lessee shall not assign this Lease or sublease the Leased Premises or any part thereof or lease, pledge, or hypothecate its leasehold interest or grant any concession or license within the Leased Premises or sublease any operating department therein without the prior express written consent of Lessor, which consent shall not be unreasonably withheld or delayed, and any attempt to do any of the foregoing without the prior express written permission of Lessor shall be void and of no effect. No space shall be listed or offered to any broker for listing or advertisement, nor shall Lessee advertise for subletting, without written notice to Lessor. Lessee


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          must provide Lessor with a copy of the proposed assignment or sublease and such other reasonable information, including credit history, as Lessor might reasonably request concerning the proposed sublessee or assignee to allow Lessor to make an informed judgment as to the financial condition (taking into account the provisions of Section 11
          B. below), reputation, operations and general desirability of the proposed sublessee or assignee.

     B. In any case where Lessor consents to an assignment or sublease of the leasehold, the undersigned Lessee will remain liable for the performance of all the covenants, duties and obligations hereunder including, without limitation, the obligation to pay all rent and other sums herein provided to be paid.

     C. If this Lease is assigned or if the Leased Premises are subleased (whether in whole or in part) or in the event of the mortgage, pledge or hypothecation of the leasehold interest or grant of any concession or license within the Leased Premises or if the Leased Premises be occupied in whole or in part by anyone other than Lessee, Lessor may nevertheless collect rent from the assignee, sublessee, mortgagee, pledge, party to whom the leasehold interest was hypothecated, concessionee or licensee or the occupant and apply the next amount collected to the rent payable hereunder, but no such transaction or collection of rent or application thereof by Lessor shall be deemed a waiver of these provisions or a release of Lessee from the further performance by Lessee of its covenants, duties and other obligations.

     D. Notwithstanding anything in this Section 11 or any other provision in this Lease to the contrary, Lessee shall have the right, without Lessor's consent, to assign this Lease or sublet all or any part of the Leased Premises to any parent, subsidiary or affiliate of Lessee (or either of them) or to any person, firm or corporation which shall be controlled by, under the control of, or under common control with, Lessee (or either of them), or to any corporation or entity into which Lessee (or either of them) may be merged or consolidated or which purchases all or substantially all of the assets of Lessee (or either of them) (collectively "Permitted Transferee"), provided Lessee promptly notifies Lessor of such transfer, and no term, condition, covenant or provision of this Section 11 shall apply in any manner whatsoever to the assignment or subletting of all or any part of the Leased Premises to any Permitted Transferee. Provided further, however, that Lessee will remain liable for the performance of all the covenants, duties and obligations hereunder including, without limitation, the obligation to pay all rent and other sums herein provided to be paid.

12.  SUBORDINATION.
     --------------

     Lessee accepts this Lease subject and subordinate to any mortgage, deed of trust, or any lien presently existing or hereafter placed up on the Leased Premises, and to any renewals, modifications, consolidations, expansions, additions, and extensions thereof; provided, however, the aforementioned subordination of this Lease to any such mortgage, deed of trust or other lien, is expressly conditioned upon Lessee being granted the right to remain in possession of the Leased Premises under the terms of this Lease Contract so long as Lessee is not in default of this Lease Contract beyond any applicable notice and cure period. Lessee agrees that any such mortgagee and/or beneficiary of any deed of trust, or other lien of which Lessee has received notice ("Lessor's Mortgagee") shall have the right at any time, to subordinate such mortgage, deed of trust, or other lien to this Lease on such terms and subject to such conditions as Lessor's Mortgagee may deem appropriate in its discretion. Lessee agrees upon demand to execute such further instruments subordinating this Lease as Lessor or Lessor's Mortgagee may request and such attornment agreements as any such Lessor's Mortgagee shall request (if and to the extent such agreements are reasonably acceptable to Lessee).

     Subject to the non-disturbance agreements described in this Paragraph 12, if the interest of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust on the Leased Premises, Lessee shall be bound to the transferee (sometimes called the "Purchaser") under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and, Lessee agrees to the attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Lessor.

13.  CONDEMNATION  AND  LOSS  OR  DAMAGE.
     ------------------------------------

     A. If a substantial portion of the Building or the Leased Premises shall be taken or condemned for any public purpose, this Lease shall, at the option of Lessor upon thirty (30) days' prior written notice to Lessee, forthwith cease and terminate. Additionally, if a substantial portion of the Building or the Leased Premises is taken under the power of eminent domain (including any conveyance made in lieu thereof) or if any taking of the Building or the Leased Premises or any portion thereof shall materially impair the normal operation of Lessee's business operations in the Leased Premises, then Lessee shall have the right to terminate this Lease by giving written notice of such termination within thirty (30) days after such taking. If any part of the Leased Premises shall be taken or condemned for any public purpose and neither Lessor nor Lessee terminates this Lease as provided herein, this Lease shall be terminated only as to the portion of the Leased Premises taken or condemned. All proceeds from any taking or condemnation of the Leased Premises shall belong to and be paid to Lessor and Lessee hereby assigns to Lessor all of its right, title and interest in and to any such award (provided, however, Lessee shall be entitled to pursue a separate award relative to any relevant condemnation on account of loss of business, for the unamortized value of any leasehold improvements paid for by Lessee, for moving expenses or for the value of Lessee's leasehold estate).

     B. Except to the extent caused by the gross negligence of Lessor or Lessor's agents or employees, Lessor shall not be liable or responsible to Lessee for any loss or damage to any property or persons occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of government body or authority, or any other cause beyond the control of Lessor.

14.  ACCESS  BY  LESSOR.
     -------------------

     Lessor, its agents, and employees shall have access to and the right to enter any portion of the Leased Premises in a reasonable manner at all reasonable hours upon reasonable notice to Lessee, to examine the condition thereof, to make any repairs or alterations elected or required to be made by Lessor hereunder or to show the Leased Premises to prospective purchasers or (during the last Lease Year of the Lease Term only) tenants. Other than access for emergency repairs, Lessor and its representatives agrees to follow Lessee's security requirements, including the requirement that visitors be escorted by an employee of Lessee or security personnel. With respect to any entry into the Leased Premises under this Paragraph 14, Lessor agrees to use reasonable efforts to minimize any interference with Lessee's business operations in the Leased Premises.

     Lessee hereby waives any claim for damages for injury or inconvenience to or interference with Lessee's business, any loss of occupancy or use of the Leased Premises, and any other loss occasioned by Lessor's reasonable exercise of the rights granted hereby. Lessor shall at all times have and retain a key with which to unlock all of the exterior doors in, upon, and about the Leased Premises, and Lessee shall not change its lock system without providing Lessee a replacement key or in any other manner prohibit Lessor from entering the Leased Premises in accordance with the provisions of this Section 14.

15.  INTENTIONALLY  DELETED.
     -----------------------

16.  HOLDING  OVER.
     --------------

     In the event of holding over by Lessee after expiration or termination of this Lease without the written consent of Lessor, Lessee shall pay as liquidated damages a monthly rent of 125% of the then current monthly rent for each month of the entire holdover period. No holding over by Lessee after the Lease Term shall operate to extend the Lease. In the event of any unauthorized holding over, Lessee shall indemnify Lessor against all claims for damages by any other lessee to whom Lessor may have leased all or any part or the Leased Premises effective upon the termination of this Lease. Any holding over with the consent of Lessor in writing shall thereafter constitute this Lease a lease from month to month, which may thereafter be terminated by either party upon ten (10) days written notice to the other.

17.  ATTORNEY'S  FEES.
     -----------------

     In the event either party defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and the non-defaulting party places the enforcement of this Lease, or any part thereof, or the collection of any rent due or to become due hereunder, or recovery of the possession of the Leased Premises in the hands of an attorney, or files suit upon the same, the non-defaulting party agrees to pay the reasonable attorney's fees incurred by the non-defaulting party.

18.  LESSOR'S  LIABILITY.
     --------------------

     The term "Lessor" shall mean only the owner, for the time being of the Leased Premises, and in the event of the transfer by such owner of its interest in the Leased Premises, such owner shall thereupon be released and discharged from all covenants and obligations of Lessor thereafter accruing, but such covenants and obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. All liability of Lessor for damages for breach of any covenant, duty or obligation of Lessor hereunder may be satisfied only out of the interest of Lessor in the Leased Premises (including any insurance proceeds thereon) and all rents and income payable to Lessor from its interest in the Leased Premises, the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Lessor in the Leased Premises and out of rents or other income from such property receivable by Lessor, any insurance proceeds receivable by Lessor, or out of the consideration received by Lessor from the sale or other disposition of all or any part of Lessor's right, title and interest in the Leased Premises.

19.  DEFAULT  BY  LESSEE.
     --------------------

     If Lessee shall default in the payment of any sum to be paid by Lessee under this Lease and such monetary default shall continue for five (5) days after written notice to Lessee, or Lessee shall default in the performance of any of the other such covenants or conditions which Lessee is required to observe and to perform, and such non-monetary default shall continue for thirty
(30) days after written notice to Lessee (provided, however, in the case of any such default which cannot reasonably be cured within thirty (30) days but which is curable, Lessee may cure such default within such additional period as may be reasonably required, as long as Lessee has promptly commenced such cure and thereafter diligently prosecutes such cure to completion), or if the interest of Lessee under this lease or any other property of Lessee shall be levied on under execution, attachment, or other legal process, or if a petition is filed or other action taken by or against Lessee in connection with a voluntary or involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar laws, or if any petition shall be filed by or against Lessee to delay, reduce or modify Lessee's debts or if any petition shall be filed or other action taken to reorganize, modify, wind-up, liquidate, or dissolve Lessee's capital structure if Lessee be a corporation, partnership or other entity, or if Lessee be declared insolvent according to law, or if assignment or Lessee's property shall be made for the benefit of creditors, or if a receiver, trustee, liquidator, assignee, custodian, sequestrator (or similar official) is appointed for Lessee or its property, then Lessor may treat the occurrence of any one or more of the forgoing events as a breach of this Lease (provided that no such levy, execution, legal process or petition filed against Lessee shall constitute a breach of this Lessee unless and until same has not been removed or vacated or stayed within sixty (60) days from the date of its creation, service or filing) and thereupon, Lessor at its option, may have any one or more of the following described remedies in addition to all other rights and remedies provided herein or at law or in equity, all of which shall be cumulative, but in no event shall Lessor fail to provide Lessee ten (10) days' written notice prior to resort to any such remedies:

     A. Lessor may terminate this Lease and forthwith repossess the Leased Premises, find, expel, or remove Lessee or any other person who my be occupying the Leased Premises, by lawful force if necessary, without being liable for prosecution or any claim of damages therefor, the same being waived by Lessee, and Lessee agrees to pay to Lessor, on demand, and Lessor shall be entitled to recover forthwith, as liquated damages, a sum of money equal to the total of (i) the cost of recovering the Leased Premises (including reasonable attorneys' fees and court costs), (ii) the unpaid rent earned and other sums due Lessor at the time of termination, plus interest thereon at twelve percent (12%) per annum, (iii) the then present value of the balance of the rent for the remainder of the Lease Term (had such Lease not been terminated) less the then present value of the then fair rental value of the Leased Premises for such period and (iv) any other sum of money and damages owed by Lessee to Lessor, including the costs incurred by Lessor in removing and storing, Lessee's or other occupant's property, restoring the Leased Premises as required hereby, and broker's fees incurred by Lessor in connection with reletting the whole or any part of the Leased Premises.

     B. Lessor may terminate Lessee's right of possession (but not the Lease) and expel or remove Lessee or any other person who may be occupying the Leased Premises, by lawful force if necessary, without being liable for prosecution or any claim of damages therefor, the same being waived by Lessee, or may repossess the Leased Premises by forcible entry or detainer suit or otherwise, without demand or notice of any kind to Lessee, other than notice required by law without terminating this Lease, in which event Lessor my relet the same or any part thereof either in Lessor's name or otherwise, for a term or terms, which as Lessor's option, may be less than or exceed the balance of the Lease Term, and for such rent and upon such other terms as shall be satisfactory to Lessor, and receive the rent therefor and apply such rent to the rent and other sums due Lessor hereunder, including costs incurred by Lessor in reletting. Lessor covenants that from and after an uncured event of default by Lessee, it shall use commercially reasonable efforts to relet the Leased Premises and to mitigate its damages. If Lessor shall fail despite commercially reasonable efforts to relet the Leased Premises, or if the same are relet and a sufficient sum shall not be realized from such reletting after paying the following items (which shall be due to Lessor by Lessee): (i) the unpaid Base Annual Rental and Additional Rent due hereunder earned but unpaid at the time of reletting plus interest thereon at 12% per annum, (ii) the cost of recovering possession (including reasonable attorneys' fees and court costs); and (iii) other than the costs and expenses of such decorations, repairs, changes, alterations and additions as are provided by Lessor to any new tenant, all of the expense of such reletting (including brokers fees, advertising costs, and costs incurred in removing and storing Lessee's or other occupants property); to satisfy the rent and other sums provided for in this Lease to be paid, then Lessee shall pay to Lessor as damages a sum equal to the amount of the rental reserved in this Lease for such period or periods less any amounts obtained by Lessor (or which should have been obtained by Lessor) in reletting the Leased Premises, and Lessee agrees that Lessor may file suit to recover any sums failing due under the terms of this subsection from time to time, and that no delivery or recovery of any portion due Lessor hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Lessor. In no event shall Lessee be entitled to any excess rent (or rent plus other sums) obtained by reletting over and above the rent and other sums owed Lessor under this Lease.

20.  LESSOR'S  RIGHT  TO  PERFORM  LESSEE'S  OBLIGATIONS.
     ----------------------------------------------------

     If Lessee shall fall to perform any one or more of its obligations hereunder after written notice, within the time herein permitted, Lessor, in addition to its other rights and remedies hereunder, shall have the right, without being under any obligation to do so and without thereby waiving such default, to make payment and/or remedy any default for the account of Lessee (and enter the Leased Premises for such purpose without being liable for prosecution of any claim for damages therefor), and thereupon Lessee shall be obligated to, and hereby agrees to, pay Lessor upon demand, all reasonable costs, expenses and disbursements incurred by Lessor in taking such remedial action, plus interest thereon at the rate of twelve percent (12%) per annum, from the date of demand until paid, plus all reasonable legal expenses incurred by Lessor, including attorneys' fees and court costs in connection therewith.

     If Lessor shall fail to keep or perform any of its obligations under this Lease in respect to the making of any payment to Lessee or the performance of any other Lease obligation, and upon the continuance of such failure on Lessor's part for thirty (30) days (provided such 30-day notice and cure period shall be decreased, as reasonably required, in cases of emergency) after the delivery to Lessor of notice of such default from Lessee (or, in the case of any such failure which cannot reasonably be cured within thirty (30) days but which is curable and provided such default condition does not create an emergency situation, within such additional period as may be reasonably required by

Lessor to cure such failure, provided Lessor has promptly commenced such cure and thereafter diligently prosecutes such cure to completion), then Lessor shall be in default under the terms of this Lease, and Lessee shall be entitled to (i) cure such default of Lessor by performing the relevant obligations of Lessor on Lessor's behalf, in which the case Lessor shall reimburse Lessee, promptly upon receipt of an invoice from Lessee for such costs, for all costs expended by Lessee in performing such obligations, plus interest thereon accruing from and after the twentieth (20th) day following Lessor's receipt of such invoice at twelve percent (12%) per annum until reimbursement thereof by Lessor, and/or
(ii) pursue all other remedies available to Lessee, at law or in equity, as a result of such default. In the event Lessee proceeds under clause (i) hereinabove, Lessee shall be entitled to offset the amount of such unreimbursed costs and interest thereon as provided above against the amounts next due and payable under the Lease.

21.  NONWAIVER.
     ----------

     Failure of either party to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default.

22.  INSURANCE  BY  LESSEE.
     ----------------------

     A. Lessee shall maintain fire and extended coverage insurance insuring the Building and Leased Premises. Said Insurance shall be maintained with an insurance company approved by Lessor (not to be unreasonably withheld) and authorized to do business in the State of Texas, in amounts which shall reflect the full insurable value thereof but be no less than $1,250,000 with respect to that certain approximately 12,180 square foot single story building, and $331,000 with respect to that certain approximately 14,241 square foot warehouse and at the expense of Lessee, and payment for losses thereunder shall be made solely to Lessor or its mortgagee(s) to hold in trust for the parties respective interests to repair the Leased Premises.

     B. Lessee, at its expense, shall maintain a policy or policies of comprehensive general liability insurance with the premiums thereon fully paid in advance issued by and binding upon a solvent insurance company related "A-" (A-minus) or better by Best, such insurance to afford minimum protection of not less than $1,000,000.00 in respect of personal injury or death to any one person and not less than $1,000,000.00 in the event of bodily injury or death to any number of persons in any one occurrence, and with limits of not less than $300,000.00 for property damage in any one occurrence, with overlying umbrella liability insurance coverage of not less than $1,000,000.00. Such policy or policies of public liability insurance shall contain a landlord's protective liability endorsement in favor of Lessor.

     C. The policy or policies of insurance to be maintained by Lessee shall name Lessor and Lessor's Mortgagee (if any) as additionally insured parties and shall contain an endorsement that such polices cannot be materially amended or modified as to Lessor without fifteen (15) days prior written notice. Lessee shall deliver duplicate original policies or certificates of insurance in form satisfactory to Lessor not less than fifteen (15) days prior to the expiration of old policies.

     D. In no event shall Lessor be entitled to insurance proceeds for loss or damage to Lessee's personal property or fixtures.

23.  WAIVER  OF  SUBROGATION  RIGHTS.
     --------------------------------

     Anything in this Lease to the contrary notwithstanding, Lessor and Lessee each hereby waives any and all rights of recovery, claim, action or cause of action against the other, its agents, officers, or employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or said Building of which the Leased Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which is insured against or required to be insured against under the terms of standard fire and extended coverage insurance policies that may be maintained by the parties hereunder, regardless of cause or origin including negligence of the other party hereto, its agents, officers or employees, and covenants that no insurer or any other third party shall hold any right of recovery by way of subrogation or assignment or otherwise against such other party. In the event that the inclusion of these waiver of subrogation provisions causes either Lessor or Lessee to sustain any increase in its fire and extended coverage insurance premium the party incurring such increase (being herein referred to as the "First Party"), shall give notice of the fact and amount of such increase (along with reasonable written supporting data as to such fact and amount) to the other party (herein referred to as "Second Party") whereupon the following shall apply: (i) within thirty (30) days following Second Party's receipt from First Party of the aforesaid notice (and supporting data), Second Party shall pay First Party the amount of such increase; or (ii) if Second Party, at its election, does not choose to pay First Party the amount of such increase, then Second Party shall be deemed to have waived the benefit of the preceeding waiver of subrogation provisions (whereupon Second Party need not pay First Party the amount of such increase).

24.  LESSOR'S  MORTGAGEE.
     --------------------

     A. If the Building and/or Leased Premises are at any time subject to a mortgage and/or mortgage and deed of trust, then in any instance in which Lessee gives notice to Lessor alleging default by Lessor hereunder, Lessee will also simultaneously give a copy of such notice to Lessor's Mortgagee (provided Lessor or Lessor's Mortgagee shall have advised Lessee of the name and address of Lessor's Mortgagee) and each Lessor's Mortgagee shall have the right (but not the obligation) to cure or remedy such default during the period that is permitted to Lessor hereunder, and Lessee will accept such curative or remedial action taken by Lessor's Mortgagee with the same effect as if such had been taken by Lessor.

     B. If, in connection with obtaining financing for the Building, Lessor's Mortgagee requests reasonable modifications hereto as a condition to the furnishing of such financing, Lessee shall not unreasonably withhold or delay its consent thereto, provided that such modifications do not increase Lessee's obligations hereunder, or decrease Lessee's benefits or the quiet enjoyment of the Lease Premises by Lessee for any use permitted hereunder, or result in any additional expenditure by Lessee.

25.  ESTOPPEL.
     ---------

     The parties shall, at such time or times as the other party may request, sign a certificate stating whether this Lease is in full force and effect; whether any amendments or modifications exist; whether there are any defaults hereunder; and such other information and agreements as may be reasonably requested.

26.  NOTICE.
     -------

     Any notice which may or shall be given under the terms of this Lease shall, unless otherwise provided herein, be in writing and shall be either delivered by hand or sent by United States Registered or Certified Mail, postage prepaid, to the applicable address shown below, and if for Lessee, to the Leased Premises in addition to the address shown below (if different than the Leased Premises). Such addresses may be changed from time to time by either party by giving written notice as provided above. Notice shall be deemed given when delivered (if delivered by hand) or when postmarked (if sent by mail).

LESSEE:        c/o CCI Telecom, Inc.
               19240 Red Land Road
               San Antonio, Texas 78259
               Attn.: President

With copy to:  Lee R. Sandoloski
               Loeffler Tuggey Pauerstein Rosenthal
               755 East Mulberry
               Suite 200
               San Antonio, Texas 78212

LESSOR:        Gur Parsaad Properties, Ltd.
               Gur Parsaad Management, LLC
               5555 Northwest Parkway
               San Antonio, Texas 78249
               Attn: G.P. Singh

27.  SEVERABILITY.
     -------------

     This Lease shall be construed in accordance with the laws of the State of Texas. If any clause or provision of this Lease is illegal, invalid, or unenforceable, under present or future laws effective during the term hereof, then it is the intention of the parties hereto that the remainder or this Lease shall not be affected thereby.

28.  SIGNS.
     ------

     Lessor hereby grants permission to Lessee to continue to display the signs existing as the date of this Lease (although same may be changed if and to the extent such signs do not currently reflect Lessee's name and/or logo).

29.  QUIET  ENJOYMENT.
     -----------------

     Lessee, on paying the Base Annual Rental, and any Additional Rental, and performing the covenants herein agreed to be by it performed, shall and may peaceably and quietly have, hold and enjoy the Leased Premises for the Lease Term without interference by Lessor or any party acting by, through or under Lessor.

30.  ENTIRE  AGREEMENT  AND  BINDING  EFFECT.
     ----------------------------------------

     This Lease, together with all addenda or exhibits thereto, constitute the entire agreement between Lessor and Lessee relating to Lessee's occupancy of the Leased Premises; no prior written or prior or contemporaneous oral promises or representations with respect to such subject matter shall be binding. Paragraph captions herein are for convenience only, and neither limit nor amplify the provisions of this Lease. The provisions of this Lease shall be binding upon and inure to the benefits of the successors and assigns of the parties, but this provision shall in not way alter the restriction herein in connection with assignment and subletting by Lessee.

31.  ALTERATION.
     -----------

     This Lease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto.

32.  HAZARDOUS  MATERIAL.
     --------------------

     Lessee shall not cause or permit any Hazardous Substance (defined below) to be used, stored, generated, or disposed of on, in or about the Building or the Leased Premises by Lessee, Lessee's agents and employees, in any manner not permitted by applicable law, without first obtaining Lessor's written consent. If Hazardous Substances are used, stored, generated, or disposed of on, in or about the Building or the Leased Premises, in any manner not permitted by applicable law, or if the Building or Leased Premises becomes contaminated in any manner as a result of the activities of Lessee, its agents or employees, Lessee shall indemnify, defend and hold harmless Lessor (and its


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
agent and employees) from any and all claims, damages, fines, judgment, penalties, costs, liabilities, or losses (including, without limitation, a decrease in the value of the Leased Premises), or damages caused by loss or restriction of rentable or usable space, including, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by federal, state, or local agency or political subdivision. If Lessee causes or permits the presence of any Hazardous Substance in the Building or Leased Premises, in any manner not permitted by applicable law, that results in contamination, Lessee shall promptly, at its sole expense, take any and all necessary actions to return the Building and/or Leased Premises to the condition existing prior to the presence of any such Hazardous Substance. Lessee shall first obtain Lessor's approval for any such remedial action.

     Lessee shall also comply with requirements of all governmental regulations and ordinances regarding the use and storage of Hazardous Substances. Lessee shall promptly notify Lessor in writing of (i) any enforcement, clean-up, removal or other governmental action instituted or threatened with regard to Hazardous Substances involving the Building, (ii) any claim made or threatened related to damage from Hazardous Substances at the Building and (iii) any reports made to any environmental agency in connection with any Hazardous Substances at or removed from the Building.

     As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive, or corrosive and is regulated by any local government, the State of Texas, or the United States Government, including any and all material or substances that are defined as "Hazardous Waste", "Extremely Hazardous Waste", or a "Hazardous Substance" pursuant to state, federal, or local law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorinated biphenyl ("PCB"), petroleum and petroleum products.

33.  ARBITRATION.
     ------------

     Any controversy or claim arising out of or relating to this Lease or with regard to its interpretation or breach, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Unless required otherwise by state law, the parties hereto agree to arbitrate their differences in San Antonio, Bexar County, Texas. The parties agree further that: (a) an Arbitrator may render an interim ruling, including injunctive relief, and (b) all claims or any type by either party, including defenses, are included in the jurisdiction or Arbitration (except for suits relating to whether a matter is barred by applicable statutes of limitation). Either party may send written notice to (i) the other party and (ii) the Regional office of American Arbitration Association invoking the binding arbitration provisions hereof. Each party has ten (10) days from the date of mailing by the American Arbitration Association of a written list of proposed arbitrators, within which to return the written list of proposed arbitrators with their choices of arbitrators, to the American Arbitration Association. The arbitrator selected by Lessor and the arbitrator selected by Lessee shall both select a third arbitrator. The parties further consent to the jurisdiction of any appropriate court to enforce the provisions hereof and/or to confirm any award rendered by the panel or arbitrators. Any costs or other expenses, including attorneys fees and costs incurred by the successful party, arising out of or occurring because of the arbitration proceeding, shall be assessed against the unsuccessful party.

34.  INTEREST.
     ---------

     Any amount not paid by Lessee to Lessor when due hereunder shall bear interest at the rate of twelve percent (12%) per annum, from the sixth (6th) day after the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any such failure by Lessee under this Lease.

35.  TIME  OF  ESSENCE.
     ------------------

     Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

36.  GOVERNING  JURISDICTION.
     ------------------------

     This Lease shall in all respects be governed by the laws of the State of Texas.

37.  MEMORANDUM  OF  LEASE.
     ----------------------

     If requested by Lessee, Lessor shall execute a recordable Memorandum of Lease or Short Form Lease, prepared at Lessee's expense, specifying the exact term of this Lease and such other terms as the parties shall mutually determine, including the Option to Purchase set forth in Section 40 hereinbelow, and Lessee is hereby authorized to record such Memorandum of Lease or Short Form Lease in the applicable public registry.

38.  BROKERAGE.
     ----------

     Lessor and Lessee represent and warrant each to the other that they have not dealt with any broker(s) or any other person claiming any entitlement to any commission in connection with this transaction. Lessor and Lessee agree to indemnify and save each other harmless from and against any and all claims, suits, liabilities, costs, judgments, and expenses, including reasonable attorney's fees, for any leasing commissions or other commissions, fees, charges or payments resulting from or arising out of their respective actions in connection with this Lease.

39.  TERMINATION  OF  EXISTING  LEASE.
     ---------------------------------

     The  existing  Lease  covering  the  Leased  Premises  by  and  between CCI
Associates, Ltd., as landlord, and Contemporary Constructors, Inc. (a wholly-owned subsidiary of CCI), as tenant, dated as of January 1, 1997, as amended, is terminated and superceded by this Lease Contract.

40.  LESSEE'S  OPTION  TO  PURCHASE.

     A. Lessor, for and in consideration of the sum of Ten Dollars ($10.00), the receipt and sufficiency of which is hereby conclusively acknowledged and confessed, and other good and valuable consideration, including the performance of the obligations and undertakings of Lessee in this Lease Contract, does hereby grant and sell to Lessee, pursuant to the terms and conditions hereinafter set forth, the sole and exclusive option (the "Option") to purchase the entire Leased
          Premises more particularly described on Exhibit "A" attached hereto and incorporated herein for all purposes (the "Option Property").

     B. In the event Lessee elects to exercise its Option, the purchase price to be paid to Lessor by Lessee for the Option Property shall be the sum of (a) the greater of (i) Fair Market Value (as hereinafter defined) or (ii) $2,200,000, compounded annually as of each anniversary date of this Lease Contract (and prorated for any partial Lease Year) from the date hereof through the closing date of the purchase by Lessee at a rate of 5.7 percent, plus (b) an amount equal to ten (10) monthly installments of Base Annual Rental, based upon the amount of such Base Annual Rental monthly installments as is effective upon the date that Lessee exercises its Option. Such purchase price shall be payable in all cash at closing.

               a. For the purposes hereof, "Fair Market Value" shall be an amount determined (i) by mutual agreement by Lessee and Lessor, or (ii) in the event that the parties cannot agree in writing on the Fair Market Value of the Option Property within thirty (30) days of Lessee's notice of exercise of its Option, by an independent qualified MAI appraiser selected by mutual agreement of Lessee and Lessor; provided, however, if the parties cannot agree upon one independent qualified MAI appraiser to determine the Fair Market Value of the Option Property, then each party shall select one independent qualified MAI appraiser and the two independent qualified MAI appraisers so selected shall select a third independent qualified MAI appraiser and the Fair Market Value of the Option Property shall be determined by taking the average of the two closest appraisals rendered by the three independent qualified MAI appraisers. The determination of the Fair Market Value of the Option Property shall exclude any value resulting from this Lease Contract and shall be binding on each party. The fees of the independent qualified MAI appraiser(s) selected hereunder shall be borne equally by Lessee and Lessor. This Lease
                    Contract, including the obligation to pay monthly installments of Base Annual Rental and Additional Rent, shall remain in effect until the closing of the option purchase.

     C. This Option shall become effective as of the date hereof and shall continue in effect until the seventh (7th) anniversary date of this Lease Contract, at which time it shall terminate. Provided, however, that this option may only be exercised, if at all, effective on the fifth (5th), sixth (6th), or seventh (7th) anniversary date of this Lease Contract as set forth below.

     D. This Option may be exercised by Lessee mailing written notice (by certified mail, return receipt requested) to Lessor at Lessor's address set forth in Section 26 of this Lease Contract. Such notice (the "Exercise Notice") shall state that Lessee is exercising its Option to purchase the Option Property. Upon delivery and receipt of the Exercise Notice, Lessee and Lessor agree to use their best, good faith efforts to determine the Fair Market Value as expeditiously as possible, and thereafter to enter into an Earnest Money Contract covering the transaction. Both Lessee and Lessor acknowledge that the general form and content of the Earnest Money Contract pursuant to which Lessor purchased the property from CCI Telecom, Inc. is, with certain revisions necessary to correctly set forth the terms of the subject transaction and to provide that Lessee shall pay for the title policy, tax prorations, and Lessee's reasonable attorneys' fees, satisfactory for the purchase of the Option Property.

     E. In the event that Lessee gives the Exercise Notice at any time prior to the fifth (5th) anniversary date of this Lease Contract, then the closing date of the purchase shall be on or about the fifth (5th) anniversary date of this Lease Contract. In the event that Lessee gives the Exercise Notice at any time after the fifth (5th) anniversary date of this Lease Contract but prior to the seventh (7th) anniversary date of this Lease Contract, then the closing date of the purchase shall occur on the later of (i) thirty (30) days after the Exercise Notice is given or (ii) thirty (30) days after the final determination of Fair Market Value. If Lessee does not deliver an Exercise Notice to Lessor prior to the seventh (7th) anniversary date of this Lease Contract, the Option shall become null and void and of no further force and effect. Time is of the essence of this provision.

     F. Lessee shall have no right to assign this Option except to Michael J. Novak ("Novak"). Lessor covenants and agrees that any Exercise Notice received from Novak shall constitute a valid exercise of the Option and Lessor shall cooperate with Novak to effect the provisions of this
          Section 40 as fully as if Lessee had not assigned the Option to Novak.

     G. Notwithstanding any other provision of this Section 40, Lessee shall have no right to exercise the Option is Lessee is in material default of its obligations under this Lease Contract at the time of the Exercise Notice or in the event that this Lease Contract has terminated. For the purposes of this subsection 40 G., any monetary default shall be deemed to be a material default hereunder.

41. LESSOR'S REPRESENTATIONS AND WARRANTIES. Lessor hereby represents and warrants to Lessee that Lessor is a limited partnership duly organized, validly existing and in good standing under the laws of Texas with full partnership power and authority to carry on its business as it is now being conducted and to own, operate and lease the Leased Premises. Lessor has full power and authority to execute, deliver, and perform this Lease Contract and the other agreements described herein, including without limitation the Option.

     EXECUTED in multiple counterparts, together with Exhibits A-C, inclusive, each of which shall have the force and effect of an original, on the day and year first written above.



LESSOR:                                          LESSEE:

Gur Parsaad Properties, Ltd.                     CCI Telecom, Inc.
by and through its General Partner
Gur Parsaad Management, LLC


By:                                              By:
   ------------------------                         ---------------------------

Title:  Managing Director                        Title:
      ---------------------                            ------------------------


                                                 CHARYS Holding Company, Inc.

                                                 By:
                                                    ---------------------------

                                                 Title:
                                                       ------------------------

                                   EXHIBIT "A"

                                 LEASED PREMISES


LEGAL DESCRIPTION New City Block Lot 1, Block 1, New City Block 17865, CRAIGHEAD ESTATES SUBDIVISION, in the City of San Antonio, Bexar County, Texas, according to the plat thereof recorded in Volume 9502, Page 178, Deed and Plat Records of Bexar County, Texas.

                                   EXHIBIT "B"

                         BUILDING RULES AND REGULATIONS


1. No Lessee shall at any time occupy any part of the Building as sleeping or lodging quarters.

2.   No animals shall be kept in our about the building.

3. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed and any damage resulting to them from misuse, or the defacing or injury of any part of the Building shall be borne by Lessee.

4.   Lessee shall comply with all local and federal codes and ordinances.

5. Lessee shall at least on an annual basis have the heating, ventilation, and/or air conditioning system(s) completely checked out and repaired if necessary. Additionally, the Lessee shall have the filters on said system(s) changed at least on a quarterly basis, or at such other lesser frequency as may be recommended by the manufacturer thereof.

6. Lessee shall provide for trash pick-up and removal at its sole cost and expense.

7. Lessor shall have the right to impose such additional rules and regulations as in the reasonable judgment of Lessor are necessary for the safety, protection, care and cleanliness of the Leased Premises, so long as any such additional rules do not increase Lessee's obligations hereunder or decrease Lessee's benefits or the quiet enjoyment of the Lease Premises by Lessee for any use permitted hereunder, or result in any additional expenditure by Lessee.

                                   EXHIBIT "C'


PARTIAL  RELEASE  OF  SECURITY  DEPOSIT:

     Assuming Lessee is in substantial compliance with all of Lessee's material requirements, obligations and the terms and conditions of this Lease Contract, Lessor shall return to Lessee within thirty (30) days of the end of the fifth year of the Lease Term (i.e., on or before May 30, 2010), Seventy-Three Thousand, Three Hundred Thirty-Two and No/100 Dollars ($73,332.00) ("Partial Release"). The remaining security deposit amount of Thirty-Six Thousand Six Hundred Sixty-Six and No/100 Dollars ($36,666.00) shall be the security deposit as defined and set forth in paragraph 5 of the Lease Agreement for the remainder of the Lease Term.

     The Partial Release of the security deposit in the amount set forth above shall sooner occur at any time after the third year of the Lease Term and prior to the end of the fifth year of the Lease Term (i.e., between May 1, 2008 and April 30, 2010) upon Lessee demonstrating to the reasonable satisfaction of Lessor that 1) CCI has maintained a positive net worth of not less than $2,000,000 for the previous two consecutive fiscal quarters,
     2) Charys has maintained a net worth of not less than negative $2,500,000 the previous two consecutive fiscal quarters and is current and compliant as of the date of the Partial Release with all required and appropriate Securities and Exchange Commission filings, and 3) Lessee is, upon the date of the Partial Release, current in lease payments and in substantial compliance with all material covenants, conditions, requirements and terms of this Lease Agreement. Lessee shall be deemed to have conclusively satisfied Lessor as to benchmark 1) above upon submission to Lessor of CCI's reviewed financial statements prepared in accordance with GAAP and incorporated by Charys in its audited financial statements, or audited financial statements of CCI prepared in accordance with GAAP, at the discretion of Lessee, in either event demonstrating maintenance of the required net worth.

     In no event during the Lease Term and any extension thereof shall the deposit amount ever be less than Thirty-Six Thousand Six Hundred Sixty-Six and No/100 Dollars ($36,666.00).